UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)
(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2007, NorthWestern Corporation d/b/a NorthWestern Energy (NASDAQ-GS: NWEC) (the “Company”) issued a press release discussing the Company’s financial results for the quarter ended June 30, 2007, providing earnings per share guidance in the range of $1.45-$1.60 for 2007 (basic earnings and assuming normal weather for the remainder of 2007), and announcing that the Board of Directors (the “Board”) declared a regular quarterly dividend of 33 cents per share of common stock. The dividend is payable on September 30, 2007, to common stockholders of record as of September 15, 2007. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Information.

Also on August 8, 2007, the Company issued a press release reporting that, at its annual meeting of stockholders, the seven members of the Board had been re-elected to a one-year term and the Company’s independent registered public accounting firm was ratified for the year ending December 31, 2007. The press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

During the annual meeting, Michael J. Hanson, President and chief executive officer of the Company made a presentation to stockholders and other attendees which discussed the operations of the business. A copy of the slide presentation that Mr. Hanson used in making his remarks is being furnished as Exhibit 99.3 to this Current Report on Form 8-K and is herein incorporated by reference.

The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated August 8, 2007 (Second quarter financial results)
99.2*	Press Release dated August 8, 2007 (Annual meeting results)
99.3*	Slide Presentation dated August 8, 2007

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	________________________________________
Thomas J. Knapp
Vice President, General Counsel and Corporate Secretary

Date: August 8, 2007

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated August 8, 2007 (Second quarter financial results)
99.2*	Press Release dated August 8, 2007 (Annual meeting results)
99.3*	Slide Presentation dated August 8, 2007

* filed herewith